Other Commitments And Contingencies (Future Minimum Lease Payments Required Under Operating And Capital Leases) (Details) $ in Millions	Dec. 31, 2015 USD ($) [1]
Unrecorded Unconditional Purchase Obligation [Line Items]
2016	$ 5.4
2017	6.7
2018	6.2
2019	5.5
2020	5.4
After	24.7
Total future minimum payments	$ 53.9

[1]	Operating lease expense includes amounts for fleet leases and storage well leases that can be renewed beyond the initial lease term, but the anticipated payments associated with the renewals do not meet the definition of expected minimum lease payments and, therefore, are not included above.